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                              TITAN HOLDINGS, INC.
                             1993 STOCK OPTION PLAN

     1. PURPOSE. The 1993 Stock Option Plan (the "Plan") of Titan Holdings, Inc. (the "Company"), for certain employees, officers and directors, is intended to advance the best interest of the Company by providing those persons who have substantial responsibility for its management and growth, with additional incentive and by increasing their proprietary interest in the success of the Company -- thereby encouraging them to remain in its employ.

     2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company until such time as the Company may register its Common Stock, $.01 par value ("Common Stock"), under Section 12 of the Securities Exchange Act of 1934, as amended. From and after the date of any such registration, the Plan shall be administered by a committee to be appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors, each of whom has not during his service on the Committee or within one year prior to such service, been granted or awarded options under the Plan (the "Options"). The Board of Directors of the Company shall have the power from time to time to add or remove members of the Committee, and to fill vacancies arising for any reason. All references herein to the Committee shall refer to the Board of Directors of the Company during the period the Plan is administered by the Board of Directors of the Company. The Committee shall designate a chairman from among its members, who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at any time and place as it shall choose. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of the Plan, or as to Options granted under it, shall be subject to the determination of a majority of the Committee. The Committee in exercising any power or authority granted under this Plan or in making any determination under this Plan shall perform or refrain from performing those acts using its sole discretion and judgment. Any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith shall be final and binding on all parties. The Committee's decision shall never be subject to de novo review. When appropriate the Plan shall be administered in order to qualify certain of the Options granted under it as "incentive stock options" described in Section 422 of the Internal Revenue Code of 1986, as amended.

     3. OPTION SHARES. The stock subject to the Options and other provisions of the Plan shall be shares of Common Stock of the Company. The total amount of the Common Stock with respect to which Options may be granted shall be an aggregate of 900,000 shares, all of which may be incentive stock options. The class and aggregate number of shares which may be subject to the Options granted under this Plan shall be subject to adjustment under Section 18. The shares may be treasury shares or authorized but unissued shares.

     In the event that an outstanding Option shall expire or terminate for any reason, the shares of Common Stock allocable to the unexercised portion of that Option may again be subject to an Option under the Plan.

     4. AUTHORITY TO GRANT OPTIONS. The Committee may grant the following options at any time during the term of this Plan to any eligible person that it chooses:

          (a) "Incentive" Stock Options. The Committee may grant to an eligible employee an Option, or Options, to buy a stated number of shares of Common Stock under the terms and conditions of the Plan, which Option or Options would be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.
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          (b) "Non-incentive" Stock Options. The Committee may grant to an eligible person an Option, or Options, to buy a stated number of shares of Common Stock under the terms and conditions of the Plan, which Option or Options would not constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     Each option granted shall be approved by the Committee. Subject only to any applicable limitations set forth in this Plan, the number of shares of Common Stock to be covered by an Option shall be as determined by the Committee.

     5. ELIGIBILITY. The individuals who shall be eligible to participate in the Plan shall be those full-time key employees, including officers and directors of the Company, or of any parent or subsidiary corporation, as the Committee shall determine during the term of this Plan. Provided, however, no director who is not also an employee shall be eligible to receive an Option which is an incentive stock option. However, no employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation shall be eligible to receive an Option which is an incentive stock option unless at the time that the Option is granted the option price is at least 110% of the fair market value of the Common Stock at the time the Option is granted and the Option by its own terms is not exercisable after the expiration of five years from the date the Option is granted. No individual shall be eligible to receive an Option under the Plan while that individual is a member of the Committee.

     An employee will be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust will be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. For all purposes of this Plan, a parent corporation is any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, on the date of grant of the Option in question, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain; and a subsidiary corporation is any corporation in an unbroken chain of corporations beginning with the Company if, on the date of grant of the Option in question, each of the corporations, other than the last corporation in the chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.

     6. OPTION PRICE. The price at which shares may be purchased pursuant to an Option which is an incentive stock option shall be not less than the fair market value of the shares of Common Stock on the date the Option is granted. The price at which shares may be purchased pursuant to an Option which is a non-incentive stock option shall be determined by the Committee. If an employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation, the option price at which shares may be purchased under an Option which is an incentive stock option shall be not less than 110% of the fair market value of the Common Stock on the date the Option is granted.

     7. DURATION OF OPTIONS. No Option which is an incentive stock option shall be exercisable after the expiration of 10 years from the date the Option is granted. The Committee in its discretion may provide that the Option shall be exercisable throughout the 10 year period or during any lesser period of time commencing on or after the date of grant of the Option and ending upon or before the expiration of the 10 year period. If an employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation, no Option which is an incentive stock option shall be exercisable after the expiration of five years from the date the Option is granted.

     8. MAXIMUM VALUE OF STOCK SUBJECT TO OPTIONS WHICH ARE INCENTIVE STOCK OPTIONS. To the extent that the aggregate fair market value (determined as of the date the Option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the optionee in any calendar year (under this Plan and any other incentive stock option plan(s) of the Company and any parent and subsidiary corporation)

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exceeds $100,000, the Options shall be treated as non-incentive stock options.
In making this determination, Options shall be taken into account in the order in which they were granted.

     9. AMOUNT EXERCISABLE. Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, in the manner and subject to the conditions that the Committee in its discretion may provide in the option agreement. However, the Committee in its absolute discretion may accelerate the time at which any outstanding Option may be exercised.

     10. EXERCISE OF OPTIONS. Options shall be exercised by the delivery of written notice to the Company setting out the number of shares with respect to which the Option is to be exercised, together with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares, (b) Common Stock at the fair market value on the date of exercise, or (c) any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for the shares are to be mailed. As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the optionee's name. Delivery shall be deemed effective when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the optionee, at the address specified under this Section.

     11. TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the optionee except by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

     12. TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE. Except as may be otherwise expressly set out in this Plan, Options which are granted to employees or officers shall normally terminate on the earlier of the date of the expiration of the Option or the date which is 30 days following the severance of the employment relationship between the Company and the optionee for any reason, for or without cause. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company and the optionee shall be determined by the Committee at the time of the event. But, if before the expiration of the Option which is granted to employees or officers, the optionee shall be retired in good standing from the employ of the Company for reasons of age or disability under the then established rules of the Company, the Option which is granted to employees or officers shall terminate on the earlier of the date of expiration of the Option or one day less than three months after the date of retirement. In addition, if the optionee shall die while in the employ of the Company or during the three month period after retirement for age or disability and before the date of expiration of the Option which is granted to employees or officers, the Option shall terminate on the earlier of the date of expiration or one year following the date of death. After the death of the optionee, his executors, administrators or any person or persons to whom his Option, which is granted to employees or officers, may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to its termination, to exercise the Option to the extent the optionee could have exercised it had he lived and remained in the employ of the Company. An employment relationship between the Company and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company, by any parent or subsidiary corporation, by a corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended, applies, or by a parent or subsidiary corporation of the corporation issuing or assuming a stock option. For this purpose, the phrase "corporation issuing or assuming a stock option" shall be substituted for the word "Company" in the definitions of parent and subsidiary corporations in Section 6 and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Internal Revenue Code of 1986, as amended

     13. CHANGE IN CONTROL. Notwithstanding any provision of the Plan to the contrary, the Committee may provide, at the time an Option is granted or thereafter, that the Option shall become immediately exercisable upon a Change in Control. For purposes of the Plan, a "Change in Control" shall be deemed to occur on the earliest of the existence of one of the following events:

     (a) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of

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common stock of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Corporation, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be;

     (b) individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened "election contest" relating to the election of the directors of the Company (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

     (c) approval by the Company's shareholders of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly and indirectly, more than 50% of, respectively, the then outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or of a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

     14. FORFEITURES. Notwithstanding any other provision of this Plan, if the Committee finds by a majority vote, that (a) the optionee committed fraud, embezzlement, theft, commission of felony, or proven dishonesty in the course of his dealings with the Company or any parent or subsidiary corporation (as used in this Section, "Employer") which conduct damaged the Employer, or for disclosing trade secrets of the Employer, or (b) the optionee participated, engaged in or had a financial or other interest (whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise) in any commercial endeavor in the United States which is competitive with the business of the Employer, then any outstanding options which have not been exercised by optionee will be forfeited. The decision of the Committee as to the damage done to the Employer and the extent of the optionee's competitive activity will be final. No decision of the Committee, however, will affect the finality of any discharge of the optionee by the Employer. In order to provide the Employer with an opportunity to enforce this Section, no Option may be exercised without the certification by the Committee that no forbidden action has been raised for their determination.

     15. REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any shares under any Option if issuing the shares shall constitute a violation by the optionee or the Company of any provisions of any law or regulation of any governmental authority. Each Option granted under this Plan shall be subject to the requirements that, if at any time the Board of Directors of the Company or the Committee shall determine that the listing, registration or qualification of the shares upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject to an Option, that Option shall not be exercised in whole or in part unless the listing, registration, qualification, consent, approval or representations shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Any determination in this connection by the Committee shall be final. In the event the shares issuable on exercise

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of an Option are not registered under the Securities Act of 1933, the Company may imprint on the certificate for those shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

        "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for a sale or transfer."

The Company may, but shall in no event be obligated to, register any securities covered by this Plan under the Securities Act of 1933 (as now in effect or as later amended) and, in the event any shares are registered, the Company may remove any legend on certificates representing those shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares under the Option to comply with any law or regulation or any governmental authority.

     16. NO RIGHTS AS STOCKHOLDER. No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date a stock certificate is issued for the shares. Except as provided in Section 18, no adjustment for dividends, or other matters shall be made if the record date is prior to the date the certificate is issued.

     17. EMPLOYMENT OBLIGATION. The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ any optionee. The right of the Company to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an Option has been granted to him.

     18. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights of the Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class and per share price of shares of stock subject to outstanding Options under this Plan shall be appropriately adjusted in a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class or classes of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of stock then reserved for the number and class or classes of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

     If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of an Option, to receive, in lieu of shares of Common Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which the Option may be exercised; (b) the Board of Directors may waive any limitations set out in or imposed pursuant to this Plan so that all Options, from and

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after a date prior to the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (c) all outstanding Options may be canceled by the Board of Directors as of the effective date of any of the merger, consolidation, liquidation, sale or other disposition.

     Except as expressly provided before in this Plan, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for shares, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of it shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

     19. SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company, or whose employer is about to become a parent or subsidiary corporation, conditioned in the case of an incentive stock option upon the employee becoming an employee as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50% of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions of this Plan to the extent the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted. But with respect to stock options which are incentive stock options, no variation shall be made which will affect the status of any substitute option as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended.

     20. AMENDMENT OR TERMINATION OF PLAN. The Board of Directors may modify, revise or terminate this Plan at any time and from time to time. However, without the further approval of the holders of at least a majority of the outstanding shares of voting stock, or if the provisions of the corporate charter, by-laws or applicable state law prescribe a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required, the Board of Directors may not (a) change the aggregate number of shares which may be issued under Options which are incentive stock options, pursuant to the provisions of this Plan; (b) reduce the Option price permitted for the incentive stock options; (c) extend the term during which an incentive stock option may be exercised or the termination date of this Plan; or (d) change the class of employees eligible to receive incentive stock options. But, the Board shall have the power to make all changes in the Plan and in the regulations and administrative provisions under the Plan or in any outstanding Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations which may be issued under that Section as in existence from time to time. All Options granted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all Options outstanding under this Plan at the time of the amendment, modification or revision. No amendment, termination or suspension of the Plan shall alter or impair the rights of optionees with respect to options previously granted under the Plan without the consent of the holder thereof.

     21. WRITTEN AGREEMENT. Each Option granted under this Plan shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed above, and shall be signed by the optionee and by the appropriate officer of the Company for and in the name and on behalf of the Company. Each option agreement shall contain any other provisions that the Committee in its discretion shall deem advisable.

     22. INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. The Company will, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any Option or Options granted under it by reason of the fact that person is or was at any time a director of the Company or

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a member of the Committee against judgments, fines, penalties, settlements and reasonable expenses (including attorneys' fees) actually incurred by that person in connection with the action, suit or proceeding. This right of indemnification will inure to the benefit of the heirs, executors and administrators of each person to be protected and is in addition to all other rights to which that person may be entitled by virtue of the by-laws of the Company or as a matter of law, contract or otherwise.

     23. EFFECTIVE DATE OF PLAN. The Plan shall become effective and shall be deemed to have been adopted on February 19, 1993, if within one year of that date it has been approved by the holders of at least a majority of the outstanding shares of voting stock of the Company voting in person or by proxy at a duly held stockholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribe a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders. No Options which are incentive stock options shall be granted pursuant to the Plan after February 18, 2003.

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